UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No._____)


|X| Filed by the Registrant     |_|   Filed by a Party other than the Registrant

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant toss.240.14a-12

                        VONTOBEL FUNDS, INC.
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          (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the
                             Registrant)

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    Exchange Act Rule 0-11(a)(2) and identify the filing for which the
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    4)Date Filed:

                              VONTOBEL FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                                 (800) 527-9500

               NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE
                      VONTOBEL EASTERN EUROPEAN EQUITY FUND

                            To be held August 6, 2004


To the Shareholders of the Vontobel Eastern European Equity Fund:

      Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of the Vontobel Eastern European Equity Fund (the "Vontobel Fund"), a series of shares of Vontobel Funds, Inc. (the "Company"), will be held at 10:00 a.m. (Eastern time), on August 6, 2004, at the offices of the Company, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, for the following purpose:

      1. To consider and vote on a proposal to approve an Agreement and Plan of Reorganization (the "Plan of Reorganization") providing for: (a) the transfer of all of the assets and liabilities of the Vontobel Fund to the Eastern European Equity Fund (the "World Fund"), a corresponding series of The World Funds, Inc., another open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), in exchange for certain classes of shares of the World Fund; (b) the distribution of such classes of shares of the World Fund to the shareholders of the Vontobel Fund in connection with its liquidation; and
      (c) the dissolution under state law and the de-registration under the 1940 Act of the Company.

      2. To approve or disapprove a new Distribution (i.e., 12b-1) Plan for the Class A Shares of the Vontobel Fund.

      The Vontobel Fund may also transact such other business as may properly come before the Special Meeting or any adjournment thereof.

      Please Note: If the Plan of Reorganization is approved by the shareholders at this Special Meeting but the Distribution (i.e., 12b-1) Plan is not approved by shareholders, the Company will not reorganize the Vontobel Fund into the World Fund until the World Fund has terminated its currently existing distribution (i.e., 12b-1) plan for its Class A Shares. In addition, if the Distribution (i.e., 12b-1) Plan is approved by the shareholders at this Special Meeting but the Plan of Reorganization is not approved by shareholders, or is otherwise not consummated, the Vontobel Fund may choose to implement the Distribution (i.e., 12b-1) Plan and continue to operate.

      Information concerning the proposals is provided in the Proxy Statement attached to this Notice. A copy of the Agreement and Plan of Reorganization is attached to the Proxy Statement as Appendix A. A copy of the Distribution (i.e., 12b-1) Plan for the Class A Shares of the Vontobel Fund is attached to the Proxy Statement as Appendix B.

      Shareholders of record at the close of business on June 1, 2004 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

      As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, which is commonly referred to as proxy voting. You can do this in one of three ways by: (1) completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope; (2) calling a toll-free telephone number, 1-800-690-6903 and following the simple instructions; or (3) voting over the Internet at www.proxyweb.com and following the on-line instructions. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Company at the address noted above or in person at the time of the Special Meeting. A prior proxy can also be revoked by proxy voting again through the website or toll-free number listed on the proxy card.

IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID, RETURN ENVELOPE, OR PROXY VOTE BY USING THE TOLL-FREE TELEPHONE OR INTERNET ADDRESS. YOUR PROMPT RESPONSE WILL HELP TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY.


                                    By Order of the Board of Directors,


July 6, 2004
Richmond, Virginia                  F. Byron Parker, Jr., Esq., Secretary

                              VONTOBEL FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                                 (800) 527-9500
------------------------------------------------------------------------------

                                 PROXY STATEMENT
------------------------------------------------------------------------------

                                                      July 6, 2004

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Vontobel Funds, Inc. (the "Company"). The proxies will be voted at the Special Meeting of Shareholders (the "Special Meeting") of the Vontobel Eastern European Equity Fund (the "Vontobel Fund"), a series of shares of the Company. The Special Meeting will be held at 10:00 a.m., (Eastern time), on August 6, 2004, at the offices of the Company, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, for the purposes set forth in the accompanying Notice of Special Meeting.

      If the accompanying proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions thereon. The Board of Directors of the Company unanimously recommends a vote FOR the Agreement and Plan of Reorganization and FOR the Distribution (i.e., 12b-1) Plan. If no instructions are specified on the proxy, shares will be voted FOR Proposals No. 1 and No. 2, and according to the best judgment of the proxy holders on all other matters. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Company at the address shown above, by submission of a subsequent proxy or by attendance at the Special Meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number listed on the proxy card.

      The Company currently offers shares of one series, the Vontobel Fund. Shares of the Vontobel Fund have been divided into three classes of shares:
Class A Shares, Class B Shares and Class C Shares. The classes differ primarily with respect to sales charges and expenses. As of the date of this Proxy Statement, the Vontobel Fund only had Class A Shares and Class C Shares outstanding.

      At the close of business on the record date, June 1, 2004, there were 2,532,511.48 Class A Shares of the Vontobel Fund outstanding, and 1,368.040 Class C Shares of the Vontobel Fund outstanding, constituting all of the Vontobel Fund's outstanding voting securities. Each shareholder is entitled to one full vote for each full share and a proportionate vote for each fractional share of the Vontobel Fund held as of the record date.

      The following table summarizes the Proposals to be voted on at the Special Meeting and indicates those shareholders who are being solicited with respect to each Proposal:

                                      Table

----------------------------------------------------------------------
             Proposal                    Shareholders Solicited
----------------------------------------------------------------------
----------------------------------------------------------------------
     1. To consider and vote on         The shareholders of the Vontobel
        a proposal to approve an        Fund. All classes of shares
        Agreement and Plan of           will vote together.
        Reorganization providing
        for: (a) the transfer of
        all of the assets and
        liabilities of the Vontobel
        Fund to the Eastern
        European Equity
        Fund (the "World Fund"),
        a corresponding series of
        The World Funds, Inc.,
        another open-end management
        investment company
        registered under the
        Investment Company Act of 1940,
        as amended (the "1940 Act"),
        in exchange for certain
        classes of shares of
        the World Fund;
        (b) the distribution of
        such classes of shares
        of the World Fund to
        the shareholders of the
        Vontobel Fund in connection
        with its liquidation;
        and (c) the dissolution
        under state law and the
        de-registration under the
        1940 Act of the Company.

----------------------------------------------------------------------
----------------------------------------------------------------------
     2. To approve or                   The Class A Shares of the
        disapprove a new                Vontobel Fund only.
        Distribution
        (i.e.,  12b-1)
        Plan  for the
        Class A Shares
        of the Vontobel Fund.

----------------------------------------------------------------------

      If the Agreement and Plan of Reorganization is approved by the shareholders at this Special Meeting but the Distribution (i.e., 12b-1) Plan is not approved by shareholders, the Company will not reorganize the Vontobel Fund into the World Fund until the World Fund has terminated its currently existing distribution (i.e., 12b-1) plan for its Class A Shares. In addition, if the Distribution (i.e., 12b-1) Plan is approved by the shareholders at this Special Meeting but the Agreement and Plan of Reorganization is not approved by shareholders, or is otherwise not consummated, the Vontobel Fund may choose to implement the Distribution (i.e., 12b-1) Plan and continue to operate.

      It is expected that this Proxy Statement, the accompanying Notice of Special Meeting and the enclosed proxy will be first mailed to shareholders on or about July 6, 2004. The costs of the Special Meeting, and of this solicitation, will be borne by the Vontobel Fund's investment adviser, Commonwealth Capital Management, LLC. It is anticipated that banks, brokerage houses, and other custodians may be requested to forward this material to the beneficial owners of shares of the Vontobel Fund to obtain authorization to execute proxies. The solicitation will be largely by mail but may include, without cost to the Vontobel Fund, telephonic, facsimile or oral communications by regular employees of Commonwealth Capital Management, LLC, the Vontobel Fund's investment adviser, Vontobel Asset Management, Inc., the Vontobel Fund's sub-adviser and by Commonwealth Shareholder Services, Inc., the Vontobel Fund's administrator.

      The Vontobel Fund prepares and mails to its shareholders financial reports on a semi-annual basis. The Vontobel Fund will furnish to shareholders upon request, without charge, copies of its Annual Report to Shareholders dated December 31. 2003, containing its audited financial statements. Requests for such Annual Report should be directed to the Company at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling, toll free, 800-527-9500.

YOUR VOTE IS IMPORTANT. PLEASE CALL (800) 527-9500 IF YOU HAVE ANY QUESTIONS ABOUT THIS PROXY STATEMENT OR THE ENCLOSED PROXY. YOU MAY VOTE BY MAIL, IN PERSON, BY PHONE OR BY INTERNET.

     PROPOSAL NO. 1: APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION.

Introduction.

      The Board of Directors of the Vontobel Funds, Inc. (the "Company") have unanimously approved, subject to shareholder approval, a proposal for the Vontobel Eastern European Equity Fund (the "Vontobel Fund"), a series of shares offered by the Company, to effectuate the transactions set forth in an Agreement and Plan of Reorganization (the "Plan of Reorganization") dated June 1, 2004 between the Company and The World Funds, Inc. ("TWF"). The Plan of Reorganization is attached to this Proxy Statement as Appendix A.

      The Plan of Reorganization provides for: (a) the transfer of all of the assets and liabilities of the Vontobel Fund to the Eastern European Equity Fund (the "World Fund"), a corresponding series of TWF, another open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), in exchange for certain classes of shares of the World Fund; (b) the distribution of such classes of shares of the World Fund to the shareholders of the Vontobel Fund in connection with its liquidation; and (c) the dissolution under state law and the de-registration under the 1940 Act of the Company.

      Upon completion of the reorganization, each shareholder of the World Fund will be the owner of full and fractional shares of common stock equal in number and aggregate net asset value and of the same class as its shares of the Vontobel Fund as of the date of the reorganization. Following the reorganization, the World Fund will carry on the business of the Vontobel Fund.

      The reorganization will be accomplished on a tax-free basis and the dollar value and number of shares of each shareholder's investment will not change.

      The World Fund is a new series of TWF that has been created solely for the purposes of these transactions. Except as discussed below in Proposal No. 2 with respect to the proposed Distribution (i.e., 12b-1) Plan for Class A Shares of each Fund, the World Fund is substantially identical to the Vontobel Fund. The World Fund will have the same investment adviser, sub-adviser, other service providers, and investment objective, policies, strategies and limitations as the Vontobel Fund. The Class C Shares of each Fund have the same fee and expense structure. If Proposal No. 2 is approved at this Special Meeting by the shareholders of the Vontobel Fund's Class A Shares, the Class A Shares of the World Fund will have a slightly different fee and expense structure than the Class A Shares of the Vontobel Fund.

Background and Reasons.

      Commonwealth Capital Management, LLC ("CCM") serves as the investment adviser to the Vontobel Fund. Vontobel Asset Management, Inc. ("VAM") serves as the sub-adviser to the Vontobel Fund. Prior to August 29, 2003, VAM had served as the Vontobel Fund's investment adviser. At a special meeting of the Vontobel Fund's shareholders held on August 29, 2003, the shareholders approved the change in investment advisers. This change was made in connection with VAM's decision to internally reallocate its resources so that it devoted more of its resources to pure investment management activities. At the same time, VAM was trying to move away from the broader management functions associated with serving as the primary investment adviser of registered investment companies such as the Company.

      The Company currently has one series of shares, the Vontobel Fund. The Company does not anticipate offering additional series of shares in the future.

      At a meeting of the Board of Directors of the Company held on February 26, 2004, the management of CCM and VAM recommended to the Board of Directors of the Company that the Vontobel Fund be reorganized into a separate series of TWF. The World Fund is a newly created series and is substantially the same as the Vontobel Fund. This recommendation was made to simplify the organizational structure of two similar investment companies into one registered investment company. It would have certain administrative advantages in eliminating duplicative meetings, filings and other documentation. The proposed reorganization could also provide certain economic advantages in that certain duplicative fee and expenses, such as filings, insurances, the cost of maintaining two corporate entities, etc., could be eliminated. In addition, certain other fees that are not directly attributable to any particular series or class of shares of TWF, such as directors fees, board meeting fees and expenses, legal and other administrative fees, etc., may be spread over all of the series and classes of TWF, which may result in certain economies of scale. The Vontobel Fund, as the only series of the Company, currently bears these fees and expenses by itself. Prior to this year, the Company offered several series of shares and was able to spread certain fees and expenses over all of the series and classes of the Company.

Summary of the Plan of Reorganization.

      The following discussion summarizes certain terms of the Plan of Reorganization. This summary of the Plan of Reorganization is qualified in its entirety by the provisions of the Plan of Reorganization, which is attached to this Proxy Statement as Appendix A.

      The World Fund will initially have only nominal assets. On the closing date of the reorganization (the "Closing Date"), the Vontobel Fund will transfer all of its assets to the World Fund in exchange for the assumption by the World Fund of all the liabilities of the Vontobel Fund and the issuance to the Vontobel Fund of shares of common stock of the World Fund equal to the value (as determined by using the procedures in the current prospectuses) on the date of the exchange of the Vontobel Fund's net assets. Immediately thereafter, the Vontobel Fund will liquidate and distribute the shares of common stock to the Vontobel Fund's shareholder accounts pro rata in proportion to the Vontobel Fund shareholder's interest in the Vontobel Fund in exchange for such shares. In these exchanges, the World Fund will issue the appropriate number of shares of common stock of each class of shares (i.e., Class A Shares and Class C Shares, as applicable) that currently is outstanding, so that the Vontobel Fund will distribute, and holders of a particular class of Vontobel Fund shares will receive, the same number of shares of common stock of the same class. As soon as practicable after this distribution of shares of common stock, the Vontobel Fund and the Company will be wound up, and the Company will be de-registered under the 1940 Act and terminated under state law. Certificates evidencing full or fractional shares of common stock will not be issued. Upon completion of the reorganization, each Vontobel Fund shareholder will be the owner of full and fractional shares of common stock equivalent in number, class and aggregate net asset value to the shareholder's Vontobel Fund shares immediately before the reorganization.

      Assuming the Plan of Reorganization is approved, it is currently contemplated that the reorganization will become effective by August 31, 2004 or as soon thereafter as possible.

      If, at any time before the Closing Date of the reorganization, the Board determines that it would not be in the best interest of the Company or the shareholders to proceed with the reorganization, the reorganization will not go forward, notwithstanding the approval of the reorganization by the shareholders at this Special Meeting. The Company and TWF may at any time waive compliance with any of the conditions contained in, or may amend, the Plan of Reorganization; provided that such waiver or amendment does not materially adversely affect the interests of the Vontobel Fund's shareholders.

Expenses of the Reorganization.

      CCM will bear the expenses of this Special Meeting and of the reorganization.

Tax Consequences of the Reorganization.

      It is a condition to the consummation of the reorganization that the Company and TWF receive on or before the Closing Date an opinion from Greenberg Traurig, LLP, counsel to the Company and TWF, substantially to the effect that, among other things, for federal income tax purposes, the reorganization will constitute a reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and that no gain or loss will be recognized for federal income tax purposes by the Vontobel Fund, the World Fund, and the shareholders of the Vontobel Fund upon: (i) the transfer of the Vontobel Fund's assets to the corresponding World Fund in exchange solely for such shares of common stock and the assumption by the World Fund of the Vontobel Fund's liabilities; or (ii) the distribution in liquidation by the Vontobel Fund of such shares of common stock to the Vontobel Fund shareholders in exchange for their shares. The opinion will further provide, among other things, that in counsel's view: (i) the tax basis of the shares of common stock to be received by the Vontobel Fund's shareholder will be the same as that of his or her current shares surrendered in exchange therefore; and (ii) the Vontobel Fund shareholder's tax holding period for his or her shares of common stock will include such shareholder's tax holding period for the Vontobel Fund shares surrendered in exchange therefore, provided that the Vontobel Fund shares were held as capital assets on the date of the exchange.

Continuation of Shareholder Accounts.

      The transfer agent for the World Fund will establish accounts for all Vontobel Fund shareholders containing the appropriate number and class of shares of common stock to be received by that shareholder under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Vontobel Fund for each shareholder.

      The Company currently offers one series of shares, the Vontobel Fund. TWF currently offers nine series of shares, one of which is the World Fund. After the reorganization, a shareholder in the World Fund may exchange all or a portion of his or her shares in the World Fund for the shares of the same class of certain other funds of TWF having different investment objectives, provided that the shares of the fund being exchanged into are registered for sale in the shareholder's state of residence. The Company currently has no exchange privilege. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. A shareholder won't pay a front end or deferred sales charge on an exchange; however, when he or she sells the shares acquired in an exchange, a deferred sales charge may be imposed based upon the date the original shares were acquired. In determining such a deferred sales charge, TWF will include the period such shares were held prior to the reorganization.

      Excessive trading can adversely impact fund performance and shareholders. Therefore, TWF reserves the right to temporarily or permanently modify or terminate the exchange privilege. TWF also reserves the right to refuse exchange requests by any person or group if, in TWF's judgment, the World Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. TWF further reserves the right to restrict or refuse an exchange request if it has received or anticipates simultaneous orders affecting significant portions of the World Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although TWF will attempt to give you prior notice when reasonable to do so, TWF may modify or terminate the exchange privilege at any time.

Independent Accountants.

      Tait, Weller & Baker are presently the independent accountants for the Company and the Vontobel Fund, as well as for TWF and the World Fund, and will continue to be the independent accountants for the World Fund for its current fiscal year. The Vontobel Fund and the World Fund have the same fiscal year end of December 31.

Distribution and Distribution (i.e., 12b-1) Plans.

      The sales load structures for the Class A and Class C Shares of the Vontobel Fund are identical to the sales load structures for the Class A and Class C Shares of the World Fund. The Class A Shares of each Fund are subject to a front-end sales charge up to a maximum of 5.75%. The Class C Shares of each Fund do not charge a front-end sales charge. A deferred sales charge of 2.00% is imposed on the proceeds from the redemption of Class C Shares redeemed within 2 years of their initial purchase.

      The board of directors of TWF has adopted a distribution (i.e., 12b-1) and services plan with respect to its Class C Shares that is identical, in all material respects, including the provision for fees, to the current distribution (i.e., 12b-1) and services plan in place for Class C shareholders of the Vontobel Fund. In addition, TWF, on behalf of the World Fund, will assume the Vontobel Fund's obligations under the current distribution (i.e., 12b-1) and services plan with respect to Class C Shares.

      The board of directors of TWF has adopted a distribution (i.e., 12b-1) plan with respect to its Class A Shares. The Vontobel Fund does not currently have a distribution (i.e., 12b-1) plan in place for its Class A Shares. At this Special Meeting, the Company is proposing that the Class A Shares of the Vontobel Fund approve a Distribution (i.e., 12b-1) Plan with respect to its Class A Shares that is identical, in all material respects, including the provision for fees, to the current distribution (i.e., 12b-1) plan in place for Class A shareholders of the World Fund. However, if both Proposals No. 1 and No. 2 are approved by shareholders at this Special Meeting, the Company does not intend to implement the proposed Distribution (i.e., 12b-1) Plan with respect to its Class A Shares of the Vontobel Fund. Instead, the Company will complete the reorganization discussed in this Proposal No. 1. The Distribution (i.e., 12b-1) Plan will be used by the Class A Shares of the World Fund that the Vontobel Fund will reorganize into. In addition, if such a Distribution (i.e., 12b-1) Plan is approved, CCM is offering to enter into an Expense Limitation Agreement to waive fees and/or reimburse expenses. This Expense Limitation Agreement would provide for lower net fees and expenses for the Class A and Class C Shares of the World Fund than the corresponding Class A and Class C Shares of the Vontobel Fund. If the Distribution (i.e., 12b-1) Plan is approved by the shareholders at this Special Meeting but the Plan of Reorganization is not approved by shareholders, or is otherwise not consummated, the Vontobel Fund may choose to implement the Distribution (i.e., 12b-1) Plan and continue to operate. CCM would still enter into an Expense Limitation Agreement to waive fees and/or reimburse expenses for the Vontobel Fund.

      For more information regarding this proposal to add a Distribution (i.e., 12b-1) Plan and Expense Limitation Agreement, please see Proposal No. 2, below.

Service Providers.

      CCM serves as investment adviser to the Vontobel Fund. VAM serves as the sub-adviser to the Vontobel Fund. First Dominion Capital Corp. ("FDCC") serves as the principal underwriter to the Vontobel Fund. Commonwealth Shareholder Services, Inc. serves as administrator to the Vontobel Fund. Fund Services, Inc. serves as transfer agent and dividend disbursing agent to the Vontobel Fund. Brown Brothers, Harriman & Co. serves as the custodian to the Vontobel Fund. In connection with the reorganization, TWF will adopt investment advisory, sub-advisory, underwriting, administration, transfer agency and dividend disbursing agent, and custodian agreements with respect to the World Fund that will be substantially the same, in all material respects, to the current agreements. John Pasco, III, a director and the Chairman of the Board of the Company and TWF, is also the owner or a control person of CCM, FDCC, Commonwealth Shareholder Services, Inc. and Fund Services, Inc. Joseph F. Mastoloni, a director of the Company, is employed by VAM.

Expenses and Expense Ratios.

      The Vontobel Fund and the World Fund have the same expense structure (except as discussed below), pay the same contractual fees and are expected to have the same expense ratios. The only differences are that if Proposal No. 2 below is approved: (i) the Class A Shares of the World Fund will have a distribution (i.e., 12b-1) fee of 0.25% of its average daily net assets; and
(ii) CCM has agreed to enter into a contractual Expense Limitation Agreement to waive fees and reimburse expenses of the World Fund. The Class A Shares of the Vontobel Fund do not currently have a distribution (i.e., 12b-1) plan. The Vontobel Fund does not currently have an expense limitation agreement limiting its total annual operating expenses to any amount.

      For its fiscal year ended December 31, 2003, the Class A Shares of the Vontobel Fund had an expense ratio of 2.94% and the Class C Shares of the Vontobel Fund had an expense ratio of 3.94%. If proposal No. 2 is approved, CCM will enter into an Expense Limitation Agreement whereby it agrees to waive fees and/or reimburse expenses so that the total annual operating expenses for the Class A Shares of the World Fund are limited to 2.75% and the total annual operating expenses for the Class C Shares of the World Fund are limited to 3.75%. This Expense Limitation Agreement will continue for 3 years after the Closing Date. CCM will be entitled to a reimbursement from the World Fund for any fees waived and/or expenses reimbursed pursuant to this Expense Limitation Agreement if such reimbursement does not cause the World Fund to exceed its existing expense limitation and the reimbursement is made within three years after the year in which CCM incurred the expense.

      If the Distribution (i.e., 12b-1) Plan is approved by the shareholders at this Special Meeting but the Plan of Reorganization is not approved by shareholders, or is otherwise not consummated, the Vontobel Fund may choose to implement the Distribution (i.e., 12b-1) Plan and continue to operate. CCM would still enter into an Expense Limitation Agreement to waive fees and/or reimburse expenses for the Vontobel Fund. For more information regarding this proposal to add a Distribution (i.e., 12b-1) Plan and the Expense Limitation Agreement, please see Proposal No. 2, below.

Comparison of Corporate Structure.

      The Company and TWF are both Maryland corporations. The Articles of Incorporation and By-laws for each entity are substantially the same. The shares of the Company and TWF generally have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, and terms and conditions. Each entity is subject to the Maryland General Corporation Law. The Board of Directors of the Company has five members, four of which also serve as the board of directors of TWF. The Board of Directors of the Company has three directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. The board of directors of TWF has four members. The board of directors of TWF has three directors who are not "interested persons" of TWF, as that term is defined in the 1940 Act.

Board of Directors' Evaluation and Recommendation.

      The Board of Directors of the Company discussed the proposed reorganization preliminarily at a meeting held on February 26, 2004, and in more detail at a special meeting held on May 26, 2004. The Board took into consideration the fact that the reorganization may provide operational efficiencies and additional managerial flexibility. The Board considered the terms and conditions of the Plan of Reorganization. They also considered the fact that the World Fund will have the same investment adviser, sub-adviser, and other service providers. The Board noted that the service contracts would be substantially the same, including the fees. They considered the fee and expense structures of each class of shares, including the fees and expenses of such classes if the shareholders also approve the Distribution (i.e., 12b-1) Plan described below in Proposal No. 2. The Board noted that net fees and expenses could be less for shareholders in the World Fund. They also noted that the reorganization would eliminate certain duplicate expenses (such as maintaining each entities' corporate structure) and that it could result in certain economies of scale. The Board considered the similarities in board composition, noting that four of the Company's five directors also served as director to TWF and the fact that a majority of TWF's board were not "interested persons" of the Company or TWF, as that term is defined in the 1940 Act. They considered the fact that the World Fund was identical to the Vontobel Fund in investment objective, policies, strategies and restrictions. The Board also considered CCM's offer to bear the expenses associated with this Special Meeting and the reorganization, the fact that the reorganization would be a tax-free transaction, and the fact that the interests of the shareholders would not be diluted as a result of the reorganization.

      It was noted that if the Plan of Reorganization was approved by the shareholders at this Special Meeting but the Distribution (i.e., 12b-1) Plan was not approved by shareholders, the Company did not intend to reorganize the Vontobel Fund into the World Fund until the World Fund has terminated its currently existing distribution (i.e., 12b-1) plan for its Class A Shares.

      Based on the foregoing, the Board believes that the reorganization will be beneficial to present shareholders of the Vontobel Fund as well as to potential investors. At the special meeting held on May 26, 2004, the Board, including a majority of the members of the Board of Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, approved the adoption of the Plan of Reorganization and determined that the reorganization:
(i) is in the best interest of the Vontobel Fund; and (ii) will not result in dilution of the interests of the shareholders of the Vontobel Fund. In addition, the Board unanimously voted to recommend to the shareholders of the Vontobel Fund that they approve the Plan of Reorganization and the transactions contemplated thereunder.

      At a special meeting held on May 26, 2004, the board of directors of TWF considered the proposed Plan of Reorganization and the transactions contemplated thereunder. Based upon their evaluation of the relevant information provided to them, and in light of their fiduciary duties under federal and state law, the board of directors of TWF unanimously approved the adoption of the Plan of Reorganization and determined that the reorganization: (i) is in the best interest of the World Fund; and (ii) will not result in dilution of the interests of the existing shareholders of TWF.

      The Board of Directors of the Company has not determined what actions it will take in the event the shareholders of the Vontobel Fund do not approve the Plan of Reorganization or for any reason the reorganization is not consummated. In either such event, the Board may consider leaving the Vontobel Fund as is, or it may consider alternative dispositions of its assets, including the sale of assets to, or merger with, another investment company, or the possible liquidation of the Vontobel Fund. In addition, if the Distribution (i.e., 12b-1) Plan is approved by the shareholders at this Special Meeting, the Vontobel Fund may choose to implement the Distribution (i.e., 12b-1) Plan, enter into an Expense Limitation Agreement with CCM and continue to operate.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE VONTOBEL FUND APPROVE THE PLAN OF REORGANIZATION.

        PROPOSAL NO. 2: APPROVAL OF A DISTRIBUTION (i.e., 12b-1) PLAN.

Introduction.

      The Board of Directors of the Company, including a majority of the directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the proposed Distribution (i.e., 12b-1) Plan (the "Disinterested Directors"), have unanimously approved, subject to shareholder approval, a proposal for the Class A Shares of the Vontobel Fund to adopt a distribution (i.e., 12b-1) plan (the "Distribution Plan"). The Distribution Plan has been adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 promulgated thereunder only with respect to Class A Shares of the Vontobel Fund. Rule 12b-1 regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares.

      If the Plan of Reorganization is approved by the shareholders at this Special Meeting (see Proposal No. 1, above), but the Distribution Plan is not approved by shareholders, the Company will not reorganize the Vontobel Fund into the World Fund until the World Fund has terminated its currently existing distribution (i.e., 12b-1) plan for its Class A Shares. In addition, if the Distribution Plan is approved by the shareholders at this Special Meeting but the Plan of Reorganization is not approved by shareholders, or is otherwise not consummated, the Vontobel Fund may choose to implement the Distribution Plan and continue to operate.

      At the Special Meeting, the holders of the Class A Shares of the Vontobel Fund will be asked to approve the new Distribution Plan. The Class A Shares are being asked to consider and approve the Distribution Plan because the Class A Shares of the World Fund, the corresponding series of TWF that the Vontobel Fund is being reorganized into (see Proposal No. 1, above) have a distribution (i.e., 12b-1) plan in place that is identical, in all material respects, including the provision for fees, to the proposed Distribution Plan.

      In general, Class A Shares of each of the series offered by TWF have a pricing structure where such Class A Shares are offered with a front end sales charge and have a distribution (i.e., 12b-1) plan. The sales load structure for the Class A Shares of the Vontobel Fund is identical to the sales load structure for the Class A Shares of the World Fund. The Vontobel Fund does not currently have a distribution (i.e., 12b-1) plan in place for its Class A Shares. If this Distribution Plan is approved at the Special Meeting, the pricing structure for Class A Shares of the Vontobel Fund and the World Fund will be identical, and the pricing structure for the Class A Shares of the Vontobel Fund will be similar to the other Class A Shares offered by TWF.

      If the proposed Distribution Plan is approved, CCM has agreed to enter into an Expense Limitation Agreement with TWF, on behalf of the World Fund, whereby CCM will agree to waive fees and/or reimburse expenses so that the total annual operating expenses for the Class A Shares of the World Fund are limited to 2.75% and the total annual operating expenses for the Class C Shares of the World Fund are limited to 3.75%. This Expense Limitation Agreement will contain a provision whereby CCM may, under certain circumstances discussed below, eventually re-capture some of the fees waived and/or expenses reimbursed. This Expense Limitation Agreement will continue for 3 years after the Closing Date of the reorganization. In addition, if the Distribution Plan is approved by the shareholders at this Special Meeting but the Plan of Reorganization is not approved by shareholders, or is otherwise not consummated, the Vontobel Fund may choose to implement the Distribution Plan and continue to operate. CCM would still enter into an Expense Limitation Agreement to waive fees and/or reimburse expenses for the Vontobel Fund.

      A copy of the Distribution Plan is attached to this Proxy Statement as Appendix B. The description of the proposed Distribution Plan is qualified in its entirety by Appendix B.

Description of the Proposed Distribution Plan.

      Under the proposed Distribution Plan, the Vontobel Fund may pay the distributor, FDCC, or any other person a fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A Shares (the "Distribution Fee") in consideration for distribution services and the assumption of related expenses (including the payment of commissions and transaction fees) in conjunction with the offering and sale of Class A Shares. Payments to FDCC shall be used by FDCC to cover expenses and activities primarily intended to result in the sale of Class A Shares. Such expenses and activities may include but are not limited to: (i) printing of prospectuses and reports used for sales purposes; (ii) expenses of preparation of sales literature and related expenses; (iii) advertisements, salaries and benefits of employees involved in sales of shares; (iv) telephone expenses; (v) meeting and space rental expenses; (vi) underwriter's spreads; (vii) interest charges on funds used to finance activities under this Distribution Plan; (viii) and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Vontobel Fund or its affiliates. Because the Distribution Fee is paid out of the Vontobel Fund's assets continuously, over time holders of Class A Shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD") for investment companies without Rule 12b-1 fees.

      The Distribution Plan is a "compensation" plan. The Distribution Fee paid by the Vontobel Fund is to compensate FDCC for its services and to reimburse it for the payments to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisors, accountants, and estate planning firms (each a "Service Organization"), irrespective of whether such Distribution Fee exceeds the amounts paid or payable by FDCC to such Service Organizations. Service Organizations may include affiliates of the Vontobel Fund's investment adviser, CCM, or the Vontobel Fund's sub-adviser, VAM. The monthly payments to FDCC under the proposed Distribution Plan must be for distribution services rendered for or on behalf of the holders of the Vontobel Fund's Class A Shares. Pursuant to the proposed Distribution Plan, the Board of Directors is required to review, at least quarterly, a written report prepared by FDCC describing the amounts expended under the proposed Distribution Plan and the purposes for which such expenditures were made.

      The proposed Distribution Plan provides that it may not be amended to increase materially the costs which the Class A Shares of the Vontobel Fund may bear without shareholder approval and that any material amendments of the proposed Distribution Plan must be approved by a majority of the Board of Directors, including a majority of the Disinterested Directors, by vote cast in person at a meeting called for the purpose of considering such amendments. As long as the Distribution Plan is in effect, the selection and nomination of the directors who are not "interested persons" of the Company (as that term is defined in the 1940 Act) is committed to the Disinterested Directors.

      Under its terms, the proposed Distribution Plan will become effective as to the Vontobel Fund's Class A Shares upon approval by the holders of the Class A Shares. However, if both Proposals No. 1 and No. 2 are approved by shareholders at this Special Meeting, the Company does not intend to implement the proposed Distribution Plan with respect to its Class A Shares of the Vontobel Fund. Instead, the Company will complete the reorganization discussed in Proposal No. 1 above. The Distribution Plan will be used by the Class A Shares of the World Fund that the Vontobel Fund will reorganize into, which already has such a distribution (i.e., 12b-1) plan in place. The distribution (i.e., 12b-1) plan for the Class A Shares of the World Fund is identical in all material respects, including the provision for fees, to the proposed Distribution Plan.

      Unless sooner terminated in accordance with its terms, the proposed Distribution Plan will continue until August 31, 2005 and thereafter for so long as its continuance is specifically approved at least annually by vote of a majority of the Board of Directors, including a majority of the Disinterested Directors, cast in person at a meeting called for such purpose. The proposed Distribution Plan may be terminated with respect to the Vontobel Fund without penalty at any time by vote of a majority of the Disinterested Directors or by vote of a majority of the outstanding Class A Shares of the Vontobel Fund.

      The following tables are intended to demonstrate the expected effect of implementation of the proposed Distribution Plan on the fees and expenses for Class A Shares of the Vontobel Fund (as a percentage of average net assets). The World Fund is expected to have the same expense structure, and lower net fees and expenses (after waivers) as the Vontobel Fund after the reorganization described in Proposal No. 1 above. The tables indicate (i) the current fees and expenses of each Fund's Class A Shares, and (ii) the projected fees and expenses of each Fund's Class A Shares upon implementation of the proposed Distribution Plan (and related fee waiver).

                             Comparative Fee Tables
                         Vontobel Fund - Class A Shares
                           World Fund - Class A Shares

                                                                Vontobel Fund or
                                          Vontobel Fund         World Fund
                                          Class A Shares        Class A Shares
                                          Current Fees          Projected Fees
                                          and Expenses          and Expenses (1)
                                          --------------        ----------------


SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price)(2)....  5.75%           5.75%
  Maximum Sales Load Imposed
        on Reinvested Dividends..........       None            None
  Maximum Deferred Sales Load
    (as a percentage of
        redemption proceeds)(3)...........      2.00%           2.00%
  Redemption Fees.........................      None            None
  Exchange Fee............................      None            None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (before waivers)........      1.25%           1.25%
  Distribution (12b-1) Fees...............      None            0.25%
  Other Expenses..........................      1.69%           1.69%
                                                -----           -----
TOTAL FUND OPERATING EXPENSES
        (BEFORE WAIVERS)..................      2.94%           3.19%

FEE WAIVER AND/OR EXPENSE
        REIMBURSEMENT.....................       --             0.44%(4)
                                                -----           -----
TOTAL FUND OPERATING EXPENSES
        (AFTER WAIVERS)...................      2.94%           2.75%
                                                =====           =====

(1) This column represents the projected fees and expenses of the Vontobel Fund's Class A Shares if there is no reorganization but the proposed Distribution Plan (and related fee waiver) are implemented, or the projected fees and expenses of the World Fund's Class A Shares if the reorganization is consummated and upon implementation of the proposed Distribution Plan (and related fee waiver).
(2) As a percentage of offering price. Reduced rates apply to purchases of Class A Shares over $50,000, and the sales charge is waived for certain classes of investors.
(3) If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within 360 days of purchase.
(4) If the Distribution Plan is approved at this Special Meeting, CCM has agreed to enter into a contractual Expense Limitation Agreement whereby it would waive fees and/or assume other operating expenses so that the ratio of total operating expenses for the World Fund's Class A Shares is limited to 2.75% of average daily net assets and 3.75% of average daily net assets for the World Fund's Class C Shares. This Expense Limitation Agreement will continue for 3 years after the Closing Date of the reorganization. CCM will be entitled to a reimbursement from the World Fund for any fees waived and/or expenses reimbursed pursuant to this Expense Limitation Agreement if such reimbursement does not cause the World Fund to exceed its existing expense limitation and the reimbursement is made within three years after the year in which CCM incurred the expense. In addition, if the Distribution Plan is approved by the shareholders at this Special Meeting but the Plan of Reorganization is not approved by shareholders, or is otherwise not consummated, the Vontobel Fund may choose to implement the Distribution Plan and continue to operate. CCM would still enter into an Expense Limitation Agreement to waive fees and/or reimburse expenses for the Vontobel Fund.

EXAMPLE:*

      You would pay the following expenses on a $10,000 investment, assuming (1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:


                                               CURRENT FEES     PROJECTED FEES
                                               AND EXPENSES     AND EXPENSES

1 year.......................................  $  855           $  837 (1)
3 years......................................  $1,432           $1,379 (1)
5 years......................................  $2,034           $2,034
10 years.....................................  $3,649           $3,776

(1) The one and three year expense example figures include the effect of the Expense Limitation Agreement, which will last for at least three years after the Closing Date of the reorganization.



* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

Description of the Expense Limitation Agreement.

      If the Distribution Plan is approved at this Special Meeting, CCM has agreed to enter into a contractual Expense Limitation Agreement. Pursuant to the Expense Limitation Agreement, CCM has agreed to waive fees and/or assume other expenses so that the ratio of total annual operating expenses of the World Fund's Class A Shares is limited to 2.75% and Class C Shares is limited to 3.75%. This Expense Limitation Agreement will run for the first three years following the reorganization. The limit does not apply to interest, taxes, distribution (i.e., 12b-1) fees, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The impact of this Expense Limitation Agreement is that the Class A Shares and Class C Shares of the World Fund will have total annual operating expenses that are less than the Vontobel Fund currently has, even though the contractual fee rates for Class A Shares are increasing by 0.25% (i.e., the contractual rate of the proposed Distribution Plan). If the proposed Distribution Plan is not approved by the shareholders, CCM is under no obligation to enter into this Expense Limitation Agreement.

      In addition, if the Distribution Plan is approved by the shareholders at this Special Meeting but the Plan of Reorganization is not approved by shareholders, or is otherwise not consummated, the Vontobel Fund may choose to implement the Distribution Plan and continue to operate. CCM would still enter into an Expense Limitation Agreement to waive fees and/or reimburse expenses for the Vontobel Fund. Such Expense Limitation Agreement would have the same terms and would also run for three years.

      CCM will be entitled to reimbursement of fees waived or reimbursed to the World Fund pursuant to this Expense Limitation Agreement if such reimbursement does not cause the World Fund to exceed its existing expense limitation and the reimbursement is made within three years after the year in which CCM incurred the expense. The total amount of reimbursement recoverable by CCM (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by CCM to the World Fund during any of the previous three (3) years, less any reimbursement previously paid by the World Fund to CCM with respect to any waivers, reductions, and payments made with respect to the World Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the board of directors of TWF.

Board Consideration.

      The Board of Directors of the Company discussed the proposed reorganization preliminarily at a meeting held on February 26, 2004, and in more detail at a special meeting held on May 26, 2004. At the meetings held on February 26, 2004 and May 26, 2004, the Board met with John Pasco, III to discuss the proposed Distribution Plan. Mr. Pasco is the Chairman of the Board of the Company and of TWF, and is also the President and owner of CCM, the Vontobel Fund's investment adviser, and the President and owner of FDCC, the Vontobel Fund's underwriter. Mr. Pasco informed the other directors that the proposal to add the Distribution Plan was being made in connection with the proposed reorganization of the Vontobel Fund into the World Fund. He noted that the World Fund, which was created for the purposes of the proposed reorganization, already had such a distribution (12b-1) plan in place. He also noted that most of the Class A Shares offered by other series of TWF had a similar pricing structure that used a front end sales load and a distribution (i.e., 12b-1) plan. Mr. Pasco added that the broker-dealer community historically has expressed a general reluctance to sell shares of mutual funds that are not priced in such a way as to provide both competitive sales charges and ongoing compensation for distribution services which are intended to result in the sale of additional shares. In light of these factors, FDCC believed that failure to revise the Vontobel Fund's distribution practices to include a Distribution Plan with respect to its Class A Shares would make it increasingly difficult to maintain or increase sales after it has been reorganized into the World Fund.

      At meetings held on February 26, 2004 and May 26, 2004, the Board of Directors considered the adoption of the proposed Distribution Plan with respect to Class A Shares that would enable the Company to finance certain activities related to the distribution of its Class A Shares. As to the proposed Distribution Plan, FDCC believed that continuing payments to broker-dealers should enable the Company to hold the redemptions of Class A Shares to acceptable levels by compensating broker-dealers for ongoing services and by presenting broker-dealers with a financial incentive to encourage investors to retain their Class A Shares.

      In connection with their deliberations, the Board was furnished with copies of the proposed Distribution Plan and related materials, including information from FDCC which outlined the reasons for adopting the proposed Distribution Plan. The Board was also furnished with information from FDCC concerning the effect of the implementation of the proposed Distribution Plan on the expenses for Class A Shares of the Vontobel Fund, noting that the fees to be paid by Class A Shares of the Vontobel Fund pursuant to the proposed Distribution Plan would not increase the total expense ratios for Class A Shares of the Vontobel Fund after the fee waivers proposed by CCM pursuant to the Expense Limitation Agreement. The Board also considered the terms and conditions of the proposed Expense Limitation Agreement. The Board was provided with information concerning other mutual funds which included 12b-1 plans in their pricing structure. Counsel provided the Board with a summary of the provisions of the proposed Distribution Plan as well as information concerning the legal and regulatory considerations relevant to the adoption of the proposed Distribution Plan.

      In approving the proposed Distribution Plan, the Board unanimously determined in the exercise of their reasonable business judgment and in light of their fiduciary duties under relevant state law and the 1940 Act that, based upon the material requested and evaluated by them, the proposed Distribution Plan was reasonably likely to benefit the Vontobel Fund and the holders of its Class A Shares. The Board of Directors considered various factors, including:
(i) the nature of the problems or circumstances which purportedly make implementation of the proposed Distribution Plan necessary or desirable, and the causes of such problems and circumstances; (ii) the way in which the proposed Distribution Plan addresses these circumstances and how the proposed Distribution Plan was expected to resolve or alleviate such circumstances, including the nature and approximate amount of the expenditures under the proposed Distribution Plan and the relationship of such expenditures to the overall cost structure of the Vontobel Fund and the nature of the anticipated benefits to the Vontobel Fund and the time it will take for those benefits to be achieved; (iii) the possible benefits of the proposed Distribution Plan to any other person relative to those expected to benefit the Vontobel Fund; (iv) the effect of the proposed Distribution Plan on existing shareholders; (v) the investment and sales history of Class A Shares of the Vontobel Fund; and (vi) whether payments under the proposed Distribution Plan, together with any front-end sales loads, will result in shareholders paying directly or indirectly more for sales or promotional services than the maximum sales charge permitted under the rules of the NASD.

      The Board questioned Mr. Pasco as to why he believed adoption of the proposed Distribution Plan could be expected to maintain or stimulate sales of Class A Shares of the Vontobel Fund, thereby assisting the Fund by maintaining or increasing the current asset base or curtailing a decrease in assets as a result of redemptions. The Board of Directors also recognized that the Board and, in particular, the Disinterested Directors, would review on a quarterly basis the nature, manner and amount of expenditures under the proposed Distribution Plan, and would be able to terminate the Distribution Plan, and thereby end all obligations of the Vontobel Fund to make payments thereunder, at any time.

      The Board of Directors believed that the proposed Distribution Plan would benefit the Vontobel Fund and the holders of its Class A Shares since the proposed Distribution Plan would allow the Fund to be competitively priced, with both competitive sales charges and ongoing compensation for distribution services in relation to other Class A Shares within the mutual fund industry, and thereby discouraging broker-dealers from reducing or discontinuing their sales of Class A Shares. Such competitive pricing should also assist the Vontobel Fund in continuing to maintain net sales and thereby allow efficiencies in portfolio management. Net cash outflow would increase the likelihood of having to dispose of portfolio securities for other than investment purposes, while net cash inflow minimizes the need to sell portfolio securities to meet redemptions when investment considerations would indicate that they continue to be held. This may reduce the impact of changes in daily liquidity requirements and may reduce the need to dispose of present holdings when restructuring the Vontobel Fund's portfolio.

      The Board of Directors noted that Mr. Pasco was the owner or control person of various service providers to the Vontobel Fund, including CCM, FDCC Commonwealth Shareholder Services, Inc. and Fund Services, Inc. They also noted that another director, Joseph F. Mastoloni, was an employee of VAM, the Vontobel Fund's sub-adviser. The Board recognized that benefits may be realized by CCM, VAM, FDCC, their respective affiliates, Messrs. Mastoloni and Pasco, and each Service Organization as a result of the implementation of the proposed Distribution Plan. If the Vontobel Fund's net assets increase as a result of implementation of the proposed Distribution Plan or for other reasons, fees payable to CCM, VAM, FDCC, and the Company's other service providers, some of which are owned by Mr. Pasco, would increase because such fees are calculated as a percentage of the Vontobel Fund's net assets. Service Organizations, which may include affiliates of CCM or VAM, would benefit since they would receive payments from FDCC for distribution assistance pursuant to the proposed Distribution Plan. FDCC may also receive a portion of the front-end sales charges payable on purchases of Class A Shares.

      The Board of Directors realized that there was no assurance that the amounts expended to finance the distribution of Class A Shares of the Vontobel Fund would have the anticipated results. The Board determined, however, that there was a reasonable likelihood that the benefits described above could result and that they would be in a position to monitor the expenses of the Class A Shares of the Vontobel Fund.

      At the special meeting held on May 26, 2004, the Board of Directors of the Company, including a majority of the Disinterested Directors, unanimously approved the proposed Distribution Plan and authorized that it be submitted to the holders of the Class A Shares of the Vontobel Fund for approval at this Special Meeting.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE VONTOBEL FUND APPROVE THE DISTRIBUTION PLAN.


                                  OTHER MATTERS

      No business other than as set forth herein is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Special Meeting, the persons names in the enclosed proxy will vote thereon according to their best judgment and in the interests of the Vontobel Fund.


         VOTES REQUIRED FOR APPROVAL OF MATTERS AT THE SPECIAL MEETING

      A quorum for the transaction of business at the Special Meeting is constituted with respect to the Vontobel Fund, or the Class A Shares, by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Vontobel Fund or its Class A Shares entitled to vote at the Special Meeting, as applicable to the proposal. If a proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum.

      Approval of Proposal No. 1 requires the affirmative vote of the holders of the lesser of: (i) 67% of the shares of the Vontobel Fund present at the Special Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Vontobel Fund. Approval of Proposal No. 2 requires the affirmative vote of the holders of the lesser of: (i) 67% of the Class A Shares of the Vontobel Fund present at the Special Meeting if the holders of more than 50% of the outstanding Class A Shares are present in person or by proxy; or (ii) more than 50% of the outstanding Class A Shares of the Vontobel Fund. Only the Class A Shares of the Vontobel Fund will be entitled to vote on Proposal No. 2.

      Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be deemed to be abstentions. Since the approval of each proposal requires an affirmative vote as described above, abstentions and brokers "non-votes" will have the same effect as casting a vote against a proposal.

                             ADDITIONAL INFORMATION

Other Service Providers.

      The Vontobel Fund's investment adviser is Commonwealth Capital Management, LLC, located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The Vontobel Fund's sub-adviser is Vontobel Asset Management, Inc., located at 450 Park Avenue, New York, New York 10022. The Vontobel Fund's administrator is Commonwealth Shareholder Services, Inc., and its principal underwriter is First Dominion Capital Corp., each of which is located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Security Ownership of Certain Beneficial Owners.

      The following table provides certain information as of June 1, 2004, the record date for the Special Meeting, with respect to those persons known to the Vontobel Fund to be the beneficial owners of more than 5% of the outstanding shares of any class of the Vontobel Fund:

----------------------------------------------------------------------
                        Number of Shares
Names and Addresses     Beneficially Owned     Percent of Fund/Class
----------------------------------------------------------------------
----------------------------------------------------------------------
Bank Vontobel AG and    164,473.376            6.494%
its affiliates
Bahnhofstrasse #3
CH-8022 Zurich,
Switzerland
----------------------------------------------------------------------
----------------------------------------------------------------------
Charles Schwab          431,493.464            17.038%
Reinvestment
101 Montgomery Street
San Francisco, CA
94104
----------------------------------------------------------------------
----------------------------------------------------------------------
National Investors      295,949.649            11.686%
Service Corp. for the
benefit of its
customers
55 Water Street, 32nd
Floor
New York, NY  10041
----------------------------------------------------------------------

Security Ownership of Management.

      The following table provides certain information as of June 1, 2004, the record date for the Special Meeting, with respect to the beneficial ownership of the Vontobel Fund's shares by (1) each director and (2) all directors and officers as a group:

                          Number of Shares          Percent
Name                      Beneficially Owned        of Fund/Class
--------------------      -------------------       --------------

John Pasco, III                 - 0 -                   *
Samuel Boyd, Jr.               563.554                  *
Paul M. Dickinson              263.246                  *
William E. Poist             1,021.287                  *
Joseph F. Mastoloni              - 0 -                  *
All directors and officers
   as a group                1,848.087                  *
---------------------
* Less than 1%

                              SHAREHOLDER PROPOSALS

      The Company does not hold annual or regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of the shareholders of the Company should send their written proposals to the Secretary of the Company, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.



Dated July 6, 2004

                                                                      Appendix A

                               AGREEMENT AND PLAN
                                       OF
                                 REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION is made as of the 1st day of June, 2004, by and between Vontobel Funds, Inc. (the "Company"), a Maryland corporation, on behalf of its only series, the Vontobel Eastern European Equity Fund (the "Vontobel Fund"), and The World Funds, Inc. ("TWF"), a Maryland corporation, on behalf of its series of shares, the Eastern European Equity Fund (the "World Fund").

      This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1)(F) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and is intended to effect the reorganization (the "Reorganization") of the Vontobel Fund into a new series of TWF, the World Fund. The Reorganization will include the transfer of all of the assets of the Vontobel Fund to the World Fund solely in exchange for (1) the assumption by the World Fund of all liabilities of the Vontobel Fund and (2) the issuance by TWF to the Vontobel Fund of shares of common stock of the World Fund. The aggregate number of shares of common stock of each class of the World Fund issued to the Vontobel Fund will be equal to the number of full and fractional shares of common stock (the "Vontobel Fund Shares") of the corresponding Vontobel Fund class outstanding immediately before the Reorganization. These transactions will be promptly followed by a pro rata distribution by the Vontobel Fund of the shares of common stock it receives in the exchange described above to the holders of corresponding Vontobel Fund Shares in exchange for those Vontobel Fund Shares, in liquidation of the Vontobel Fund, and the cancellation of the Vontobel Fund's Shares, all upon the terms and conditions hereinafter set forth in this Agreement.

      In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows.

      1. Transfer of the Assets of the Vontobel Fund in Exchange for the Assumption of Liabilities and Issuance of Shares of Common Stock by the World Fund.

           1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Vontobel Fund agrees to transfer all of its assets (as described in paragraph 1.2) and to assign and transfer all of its liabilities to the World Fund, which has been organized solely for the purpose of acquiring all of the assets and assuming all of the liabilities of the Vontobel Fund. TWF, on behalf of the World Fund, agrees that in exchange for all of the assets of the Vontobel Fund: (1) the World Fund shall assume all of the liabilities of such Vontobel Fund, whether contingent or otherwise, then existing, and (2) TWF shall issue shares of common stock to the Vontobel Fund. The number of shares of common stock of each class to be issued by TWF, on behalf of the World Fund, will be identical to the number of full and fractional Vontobel Fund Shares of the corresponding class of the Vontobel Fund outstanding on the Closing Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 3.1.

           1.2 The assets of the Vontobel Fund to be acquired by the World Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any tax operating losses, any claims or rights of action or rights to register Vontobel Fund Shares under applicable securities laws, any books or records of the Vontobel Fund and other property owned by the Vontobel Fund and any deferred or prepaid expenses shown as assets on the books of the Vontobel Fund on the Closing Date provided for in paragraph 3.1.

           1.3 On the Closing Date, the Vontobel Fund will distribute in liquidation the shares of common stock of each class to each shareholder of record, determined as of the close of business on the Closing Date, of the corresponding class of the Vontobel Fund pro rata in proportion to such shareholder's common stock in that class and in exchange for that shareholder's Vontobel Fund Shares. Such distribution will be accomplished by the transfer of the shares of common stock then credited to the account of the Vontobel Fund on the records of TWF to open accounts on those records in the names of such Vontobel Fund shareholders and representing the respective pro rata number of each class of the shares of common stock received from the World Fund which is due to such Vontobel Fund shareholders. Fractional shares of common stock shall be rounded to the third place after the decimal point.

           1.4 Ownership of the shares of common stock by the World Fund shareholders shall be recorded separately on the books of Fund Services, Inc., as TWF's transfer agent.

           1.5 Any transfer taxes payable upon the issuance of shares of common stock in a name other than the registered holder of the Vontobel Fund Shares on the books of the Vontobel Fund shall be paid by the person to whom such shares of common stock are to be distributed as a condition of such transfer.

           1.6 The legal existence of the Vontobel Fund and the Company shall be terminated as promptly as reasonably practicable after the Closing Date. After the Closing Date, the Vontobel Fund and the Company shall not conduct any business except in connection with its liquidation and termination.

      2.   Valuation.

           2.1 The value of the Vontobel Fund's assets to be acquired by TWF on behalf of the World Fund hereunder shall be the net asset value computed as of the valuation time provided in the Vontobel Fund's prospectus on the Closing Date using the valuation procedures set forth in the Vontobel Fund's current prospectus and statement of additional information.

           2.2 The value of full and fractional shares of common stock of each class to be issued in exchange for the Vontobel Fund's assets shall be equal to the value of the net assets of the corresponding class of such Vontobel Fund on the Closing Date, and the number of such shares of common stock of each class shall equal the number of full and fractional Vontobel Fund Shares outstanding on the Closing Date.

           2.3 All computations of value shall be made by Brown Brothers Harriman & Co. as accounting agent for the Vontobel Fund and the World Fund.

      3.   Closing and Closing Date.

           3.1 The transfer of the Vontobel Fund's assets in exchange for the assumption by the World Fund of the Vontobel Fund's liabilities and the issuance of shares of common stock to the Vontobel Fund, as described above, together with related acts necessary to consummate such acts (the "Closing"), shall occur at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 on
August 31, 2004 (the "Closing Date"), or at such other place or date as the parties may agree in writing.

           3.2 At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

      4.   Representations and Warranties.

           4.1 The Company represents and warrants, on behalf of itself and the Vontobel Fund, as follows:

                4.1.A. At the Closing Date, the Company, on behalf of the Vontobel Fund, will have good and marketable title to the assets to be transferred to TWF, on behalf of the World Fund, pursuant to paragraph 1.1, and will have full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and in payment for such assets, TWF, on behalf of the World Fund, will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

                4.1.B. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company and the Vontobel Fund. This Agreement constitutes a valid and binding obligation of the Company and the Vontobel Fund enforceable in accordance with its terms, subject to the approval of the Vontobel Fund's shareholders;

                4.1.C. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Company, on behalf of the Vontobel Fund, of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date; and

                4.1.D. The Company will file with the United States Securities and Exchange Commission (the "SEC") proxy materials (the "Proxy Statement") complying in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940 (the "1940 Act"), and applicable rules and regulations thereunder, relating to a meeting of its shareholders to be called to consider and act upon the transactions contemplated herein.

           4.2 TWF represents and warrants, on behalf of itself and the World Fund, as follows:

                4.2.A. Shares of common stock issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding and fully paid and non-assessable by TWF;

                4.2.B. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of TWF, and this Agreement constitutes a valid and binding obligation of TWF and the World Fund enforceable against TWF and the World Fund in accordance with its terms;

                4.2.C. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by TWF or the World Fund of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date; and

                4.2.D. TWF, on behalf of the World Fund, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to operate after the Closing Date.

      5. Conditions Precedent to the Obligations of the Company, the Vontobel Fund, TWF and the World Fund.

           The obligations of the Company, the Vontobel Fund, TWF and the World Fund are each subject to the conditions that on or before the Closing Date:

           5.1 This Agreement and the transactions contemplated herein shall have been approved by the directors of the Company and of TWF and by the requisite vote of the Vontobel Fund's shareholders in accordance with applicable law;

           5.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state securities authorities) deemed necessary by the Company or TWF to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Company, the Vontobel Fund, TWF or the World Fund, provided that either party hereto may waive any of such conditions for itself or its respective series;

           5.3 The Company and TWF shall have received on or before the Closing Date an opinion of Greenberg Traurig, LLP satisfactory to them, substantially to the effect that for federal income tax purposes:

                5.3.A. The acquisition of all of the assets of the Vontobel Fund by the World Fund solely in exchange for the issuance of shares of common stock to the Vontobel Fund and the assumption by the World Fund of all of the liabilities of the Vontobel Fund, followed by the distribution in liquidation by the Vontobel Fund of such shares of common stock to the Vontobel Fund shareholders in exchange for their Vontobel Fund Shares and the termination of the Vontobel Fund and the Company, will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Vontobel Fund and the World Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

                5.3.B. No gain or loss will be recognized by the Vontobel Fund upon (1) the transfer of all of its assets to the World Fund solely in exchange for the issuance of shares of common stock to the Vontobel Fund and the assumption by the World Fund of the Vontobel Fund's liabilities and (2) the distribution by the Vontobel Fund of such shares of common stock to the Vontobel Fund shareholders;

                5.3.C. No gain or loss will be recognized by the World Fund upon its receipt of all of the Vontobel Fund's assets solely in exchange for the issuance of the shares of common stock to the Vontobel Fund and the assumption by the World Fund of all of the liabilities of the Vontobel Fund;

                5.3.D. The tax basis of the assets acquired by the World Fund from the Vontobel Fund will be, in each instance, the same as the tax basis of those assets in the Vontobel Fund's hands immediately prior to the transfer;

                5.3.E. The tax holding period of the assets of the Vontobel Fund in the hands of the World Fund will, in each instance, include the Vontobel Fund's tax holding period for those assets;

                5.3.F. The Vontobel Fund's shareholders will not recognize gain or loss upon the exchange of all of their Vontobel Fund Shares solely for shares of common stock of the World Fund as part of the transaction;

                5.3.G. The tax basis of the shares of common stock received by Vontobel Fund shareholders in the transaction will be, for each shareholder, the same as the tax basis of the Vontobel Fund Shares surrendered in exchange therefore; and

                5.3.H. The tax holding period of the shares of common stock received by Vontobel Fund shareholders will include, for each shareholder, the tax holding period for the Vontobel Fund Shares surrendered in exchange therefore, provided that such Vontobel Fund Shares were held as capital assets on the date of the exchange.

      The Company and TWF each agree to make and provide representations with respect to the Vontobel Fund and the World Fund, respectively, which are reasonably necessary to enable Greenberg Traurig, LLP to deliver an opinion substantially as set forth in this paragraph 5.3, which opinion may address such other federal income tax consequences, if any, that Greenberg Traurig, LLP believes to be material to the Reorganization.

      6.   Brokerage Fees.

           The Company and TWF, on behalf of the Vontobel Fund and the World Fund, each represent and warrant to the other that there are no broker's or finder's fees payable in connection with the transactions contemplated hereby.

      7.   Termination.

           This Agreement may be terminated by the mutual agreement of the Company and TWF, and the parties may abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Vontobel Fund, at any time prior to the Closing, if circumstances should develop that, in the parties judgment, make proceeding with the Agreement inadvisable.

      8.   Amendment.

           This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by the Vontobel Fund's shareholders, no such amendment may have the effect of changing the provisions for determining the number of shares of common stock to be paid to the Vontobel Fund's shareholders under this Agreement to the detriment of such Vontobel Fund shareholders without their further approval.

      9. Headings; Counterparts; Governing Law; Assignment; Survival; Waiver.

           9.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

           9.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

           9.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

           9.4 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

           9.5 All persons dealing with the Company, the Vontobel Fund, TWF or the World Fund must look solely to the property of the Company, the Vontobel Fund, TWF or the World Fund, respectively, for the enforcement of any claims against the Company, the Vontobel Fund, TWF or the World Fund, as neither the directors, officers, agents nor shareholders of the Company or TWF assume any personal liability for obligations entered into on behalf of the Company or TWF respectively. No series of the Company or TWF, or any class within a series, shall be responsible for any obligations assumed by or on behalf of any other series, or class within such series, of the Company or TWF under this Agreement.

           9.6 The representations, warranties, covenants and agreements of the parties contained herein shall not survive the Closing Date, except for the provisions of Section 1.6.

           9.7 The Company or TWF, after consultation with their respective counsel and by consent of their respective Boards of Directors or an officer authorized by such Boards of Directors, may waive any condition to their respective obligations hereunder if, in their or such officer's judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Company and TWF.

      10.  Notices.

           Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Company or TWF, each at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, Attention:
John Pasco, III, Chairman of the Board and Chief Executive Officer.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.


                                    VONTOBEL FUNDS, INC.



                                    /s/ John Pasco, III
                                    Name:  John Pasco, III
                                    Title: Chairman of the Board
                                           and Chief Executive Officer


                                    THE WORLD FUNDS, INC.



                                    /s/ John Pasco, III
                                    Name:  John Pasco, III
                                    Title: Chairman of the Board
                                           and Chief Executive Officer

                                                                    Appendix B
                               VONTOBEL FUNDS, INC

                                Distribution Plan
                                       of
                      Vontobel Eastern European Equity Fund
                                 Class A Shares

      This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "12b-1 Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by Vontobel Funds, Inc. (the "Company") for the Class A Shares of the Company's Vontobel Eastern European Equity Fund series (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.1 The Company contemplates that the Plan shall operate as a compensation Plan.

      The Plan provides that:

      1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and First Dominion Capital Corp. (the "Distributor"), the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's Class A Shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of Class A Shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates.

      2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the 12b-1 Rule:

           a. Any distribution agreement between the Company and its national distributor, or any other distributor of shares in privity with the Company.

           b. The national distributor's selling dealer agreement.

      Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

      3. The maximum aggregate amount which may be reimbursed by the Company under this Plan is 0.25% per annum of the average daily net assets of the Fund's Class A Shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

      4. It is anticipated that amounts paid by the Company under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

      5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board of Directors to make an informed determination of whether the Plan should be continued.

      6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.

      7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding Class A Shares of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice. Agreements entered into pursuant to the Plan shall terminate automatically upon their assignment.

      8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Company for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding Class A Shares.

      9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

      10. So long as the Plan is in effect, the selection and nomination of the Company's directors who are not interested persons of the Company, as that term is defined in the 1940 Act, shall be committed to the discretion of the remaining directors who are not interested persons of the Company.

      11. This Plan shall take effect on the 31st day of August, 2004.

                                                         Vote this proxy TODAY!
                       Your prompt response will save the expense of additional mailings. Vote by Touch-Tone Phone, by Mail or via the Internet.
                PHONE:  Call 1-800-690-6903 and follow the simple instructions.
           INTERNET:  Go to www.proxyweb.com and follow the on-line directions.
                            ----------------
                  MAIL:  Return the signed proxy card in the enclosed envelope.



                              VONTOBEL FUNDS, INC.
                      Vontobel Eastern European Equity Fund

                  Proxy for a Special Meeting of Shareholders

                                 August 6, 2004


The undersigned hereby constitutes and appoints John Pasco, III and Franklin A. Trice, III, or any of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of stock standing in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Vontobel Eastern European Equity Fund (the "Vontobel Fund") to be held at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 on the 6th day of August, 2004 at 10:00 a.m. Eastern time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement dated July 6, 2004.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

      1. To approve an Agreement and Plan of Reorganization providing for: (a) the transfer of all of the assets and liabilities of the Vontobel Fund to the Eastern European Equity Fund (the "World Fund"), a corresponding series of The World Funds, Inc., another open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), in exchange for certain classes of shares of the World Fund; (b) the distribution of such classes of shares of the World Fund to the shareholders of the Vontobel Fund in connection with its liquidation; and (c) the dissolution under state law and the de-registration under the 1940 Act of the Company.


           FOR  ____            AGAINST ____            ABSTAIN ____


      2. To approve a new Distribution (i.e., 12b-1) Plan for the Class A Shares of the Vontobel Fund. (Class A Shares of the Vontobel Fund voting only.)


           FOR  ____            AGAINST ____             ABSTAIN ____


To transact such other business as may properly come before the Special Meeting. Management knows of no other such business.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" EACH PROPOSAL.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON PROPOSALS NO. 1 AND NO. 2 AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" PROPOSAL NO. 1 AND PROPOSAL NO. 2, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.



____________________________   ___________________________   __________________
SIGNATURE                      SIGNATURE (JOINT OWNER)        DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.



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    1 In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp., for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board of Directors determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's Class A shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's Class A shareholders.